====================================================================

               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) August 3, 1994


                 THE CHASE MANHATTAN CORPORATION

     (Exact name of registrant as specified in its charter)


     Delaware                1-5945             13-2633613

(State or other jurisdiction (Commission       (IRS Employer
     of incorporation)       File Number)       Identification No.)


     1 Chase Manhattan Plaza,                    10081
       New York, New York                     (Zip Code)
(Address of principal executive offices)


                         (212) 552-2222

      (Registrant's telephone number, including area code)


                         Not Applicable

  (Former name or former address, if changed since last report)

====================================================================

Item 5.   Other Events
- ------    ------------
               On August 3 1994, The Chase Manhattan Corporation (the "Company") entered into an underwriting agreement covering the issue and sale of $150,000,000 aggregate principal amount of 7 7/8% Subordinated Notes Due 2004. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-58144).

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
- ------    -----------------------------------------------------

     (c)  Exhibits

  (1)(a) Underwriting Agreement, dated August 3, 1994, between the Company and Bear, Stearns & Co. Inc., Donaldson,
          Lufkin & Jenrette Securities Corporation and Smith
          Barney Inc.

  (4)(mm) Form of global 7 7/8% Subordinated Note Due 2004.

  (4)(nn) Form of definitive 7 7/8% Subordinated Note Due 2004.

  (12)    Computation of Ratios of Earnings to Fixed Charges
          (consolidated).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            THE CHASE MANHATTAN CORPORATION
                                         (Registrant)



                            By:   /s/ Arjun K. Mathrani
                                 ----------------------
                                 Arjun K. Mathrani
                                 Executive Vice President
                                 and Chief Financial Officer





August 5, 1994




ACE02404

                          EXHIBIT INDEX


 Exhibit  Document


  (1)(a) Underwriting Agreement, dated August 3, 1994, between the Company and Bear, Stearns & Co. Inc., Donaldson,
          Lufkin & Jenrette Securities Corporation and Smith
          Barney Inc.

  (4)(mm) Form of global 7 7/8% Subordinated Note Due 2004.

  (4)(nn) Form of definitive 7 7/8% Subordinated Note Due 2004.

  (12)    Computation of Ratios of Earnings to Fixed Charges
          (consolidated).

































ACE02404